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                          INDEPENDENT AUDITORS' CONSENT



         We consent to the reference to our firm under the caption "Experts" and to the use of our report dated August 9, 1999, in the Registration Statement and related Prospectus of Netword, Inc. (formerly Netword LLC).




                                         /s/ Mahoney Cohen & Company, CPA, P.C.


New York, New York
September 10, 1999